Ivy Funds VIP Small Cap Value

Summary Prospectus   |   April 30, 2014, as supplemented August 4, 2014

Before you invest, you may want to review the Portfolio’s prospectus, which contains more information about the Portfolio and its risks. You can find the Portfolio’s prospectus and other information about the Portfolio (including the Portfolio’s statement of additional information (SAI)) online at www.waddell.com/prospectus. You can also get this information at no cost by calling 888.WADDELL or by sending an e-mail request to IMCompliance@waddell.com. You can also get this information from your investment provider. The Portfolio’s prospectus dated April 30, 2014, and SAI dated April 30, 2014 (as each may be amended or supplemented) are incorporated herein by reference. This summary prospectus is intended for use in connection with certain life insurance policies and variable annuity contracts offered by certain select insurance companies (Participating Insurance Companies) and is not intended for use by other investors.

Objective

To seek to provide capital appreciation.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table below does not reflect any fees and expenses imposed under the variable life insurance policies and variable annuity contracts (collectively, Policies) through which this Portfolio is offered. See the Policy prospectus for a description of those fees and expenses.

Shareholder Fees

(fees paid directly from your investment)	N/A

Annual Portfolio Operating Expenses

(expenses that you pay each year as a % of the value of your investment)
Management Fees	0.85%
Distribution and Service (12b-1) Fees	0.25%
Other Expenses	0.06%
Acquired Fund Fees and Expenses[1]	0.12%
Total Annual Portfolio Operating Expenses[2]	1.28%

[1]

Acquired Fund Fees and Expenses sets forth the Portfolio’s pro rata portion of the cumulative expenses charged by the business development companies (BDCs) in which the Portfolio invested during its last fiscal year. The actual Acquired Fund Fees and Expenses will vary with changes in the allocations of the Portfolio’s assets. The Acquired Fund Fees and Expenses shown are based on the total expense ratio of each BDC for the BDC’s most recent fiscal period.

[2]

The Total Annual Portfolio Operating Expenses ratio shown in this table does not correlate to the expense ratio shown in the Financial Highlights table because that ratio does not include the Acquired Fund Fees and Expenses.

Example

This example is intended to help you compare the cost of investing in the shares of the Portfolio with the cost of investing in other portfolios. This example does not reflect any fees and expenses imposed under the Policies.

The example assumes that you invest $10,000 in the shares of the Portfolio for the time periods indicated. The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. The costs are the same for each time period if you continue to hold your shares or if you redeem all your shares at the end of those periods. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$130	$406	$702	$1,545

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 54% of the average value of its portfolio.

Principal Investment Strategies

Ivy Funds VIP Small Cap Value seeks to achieve its objective by investing primarily in various types of equity securities of small capitalization companies that Waddell & Reed Investment Management Company (WRIMCO), the Portfolio’s investment manager, believes are undervalued. Under normal circumstances, at least 80% of the Portfolio’s net assets will be invested, at the time of purchase, in common stocks of small capitalization companies. For purposes of this Portfolio, small capitalization companies typically are companies with market capitalizations within the range of companies in the Russell 2000 Value Index at the time of acquisition. As of March 31, 2014, this range of market capitalizations was between approximately $18.0 million and $6.1 billion. The Portfolio seeks to invest in stocks that WRIMCO believes are undervalued stocks or those stocks trading at a significant discount relative to the intrinsic value of the company as estimated by WRIMCO and/or are out of favor in the financial markets but have an intermediate to long-term favorable outlook for capital appreciation. These equity securities will consist primarily of common stocks, some of which may be offered in initial public offerings (IPOs).

To identify securities for the Portfolio, WRIMCO primarily utilizes fundamental, bottom-up research while considering a top-down (assess the market and economic environment) and quantitative analysis. The estimated intrinsic value of companies is primarily determined by WRIMCO based on cash flow generation, normalized earnings power and/or underlying asset values, but other valuation factors are also considered, such as price to earnings and price to book value. WRIMCO also considers a company’s asset growth, changes in share count, and changes in working capital. The Portfolio emphasizes companies which may have an identifiable catalyst that WRIMCO believes will help it achieve its estimated intrinsic value. In addition, WRIMCO attempts to diversify the Portfolio’s holdings among sectors in an effort to manage risk and to limit excess volatility. The Portfolio typically holds a limited number of stocks (generally 45 to 65).

WRIMCO will typically sell a stock when, in WRIMCO’s opinion, it reaches an acceptable price relative to its estimated intrinsic value, its fundamental factors have changed or WRIMCO has changed its estimated intrinsic value due to business performance that is below WRIMCO’s expectations. WRIMCO also may sell a security to reduce the Portfolio’s holding in that security, to take advantage of what it believes are more attractive investment opportunities or to raise cash.

Principal Investment Risks

As with any mutual fund, the value of the Portfolio’s shares will change, and you could lose money on your investment. The Portfolio is not intended as a complete investment program.

A variety of factors can affect the investment performance of the Portfolio and prevent it from achieving its objective. These include:

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Catalyst Risk. Investing in companies in anticipation of a catalyst carries the risk that certain of such catalysts may not happen or the market may react differently than expected to such catalysts, in which case the Portfolio may experience losses.

■	Company Risk. A company may be more volatile or perform worse than the overall market due to specific factors, such as adverse changes to its business or investor perceptions about the company.

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Holdings Risk. The Portfolio typically holds a limited number of stocks (generally 45 to 65). As a result, the appreciation or depreciation of any one security held by the Portfolio will have a greater impact on the Portfolio’s net asset value (NAV) than it would if the Portfolio invested in a larger number of securities.

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Initial Public Offering Risk. Investments in IPOs can have a significant positive impact on the Portfolio’s performance; however, any positive effect of investments in IPOs may not be sustainable because of a number of factors. Namely, the Portfolio may not be able to buy shares in some IPOs, or may be able to buy only a small number of shares. Also, the Portfolio may not be able to buy the shares at the commencement of the offering, and the general availability and performance of IPOs are dependent on market psychology and economic conditions. To the extent that IPOs have a significant impact on the Portfolio’s performance, this may not be able to be replicated in the future. The relative performance impact of IPOs is also likely to decline as the Portfolio grows.

■

Liquidity Risk. Generally, a security is liquid if the Portfolio is able to sell the security at a fair price within a reasonable time. Liquidity is generally related to the market trading volume for a particular security. Illiquid securities may trade at a discount from comparable, more liquid investments, and may be subject to wider fluctuations in market value. Less liquid securities are more difficult to dispose of at their recorded values and are subject to increased spreads and volatility. Also, the Portfolio may not be able to dispose of illiquid securities when that would be beneficial at a favorable time or price.

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Management Risk. Portfolio performance is primarily dependent on WRIMCO’s skill in evaluating and managing the Portfolio’s holdings. There can be no guarantee that its decisions will produce the desired results and the Portfolio may not perform as well as other similar mutual funds.

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Market Risk. Markets are volatile and the Portfolio’s holdings can decline significantly in response to adverse issuer, political, regulatory, market or economic developments or conditions that may cause a broad market decline. Different parts of the market, including different sectors and different types of securities can react differently to these developments. The financial crisis in the U.S. and foreign economies over the past several years, including the European sovereign debt crisis, has resulted, and may continue to result, in an unusually high degree of volatility in the financial markets, both U.S. and foreign, and in the NAVs of many mutual funds, including to some extent the Portfolio. Global economies and financial markets are becoming increasingly interconnected, which increases the possibilities that conditions in one country or region may adversely affect issuers in another country or region, which in turn may adversely affect securities held by the Portfolio. These circumstances have also decreased liquidity in some markets and may continue to do so. In addition, certain events, such as natural disasters, terrorist attacks, war, and other geopolitical events, have led, and may in the future lead, to increased short-term market volatility and may have adverse long-term effects on world economies and markets generally.

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Small Company Risk. Securities of small capitalization companies are subject to greater price volatility, lower trading volume and less liquidity due to, among other things, such companies’ small size, limited product lines, limited access to financing sources and limited management depth. In addition, the frequency and volume of trading of such securities may be less than is typical of larger companies, making them subject to wider price fluctuations and such securities may be affected to a greater extent than other types of securities by the underperformance of a sector or during market downturns. In some cases, there could be difficulties in selling securities of small capitalization companies at the desired time.

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Value Stock Risk. Value stocks are stocks of companies that may have experienced adverse business or industry developments or may be subject to special risks that have caused the stocks to be out of favor and, in the opinion of WRIMCO, undervalued. The value of a security believed by WRIMCO to be undervalued may never reach what is believed to be its full value, such security’s value may decrease or such security may be appropriately priced.

Performance

The chart and table below provide some indication of the risks of investing in the Portfolio. The chart shows how performance has varied from year to year for the Portfolio. The table shows the average annual total returns for the Portfolio and also compares the performance with those of a broad-based securities market index and a Lipper peer group (a universe of mutual funds with investment objectives similar to that of the Portfolio). The performance results do not reflect any Policy-related fees and expenses, which would reduce the performance results.

State Street Research & Management served as the investment subadviser to the Portfolio until January 31, 2005, when BlackRock Financial Management, Inc. became the Portfolio’s investment subadviser. From January 20, 2006 to March 24, 2008, BlackRock Capital Management, Inc., an affiliate of BlackRock Financial Management, Inc., served as the Portfolio’s investment subadviser. On March 24, 2008, WRIMCO, the Portfolio’s investment manager, assumed direct investment management responsibilities for the Portfolio.

Performance results include the effect of expense reduction arrangements for some or all of the periods shown. If those arrangements had not been in place, the performance results for those periods would have been lower.

Prior to April 30, 2012, the Portfolio’s investment objective was to seek long-term accumulation of capital. Effective as of April 30, 2012, the Portfolio changed its investment objective to seeking to provide capital appreciation.

The Portfolio’s past performance does not necessarily indicate how it will perform in the future. Current performance may be lower or higher. Please call 888.WADDELL for the Portfolio’s updated performance.

Chart of Year-by-Year Returns

as of December 31 each year

In the period shown in the chart, the highest quarterly return was 17.01% (the fourth quarter of 2010) and the lowest quarterly return was -21.81% (the third quarter of 2011).

Average Annual Total Returns

as of December 31, 2013	1 Year	5 Years	10 Years
Shares of Ivy Funds VIP Small Cap Value	33.53%	17.66%	8.38%
Russell 2000 Value Index (reflects no deduction for fees, expenses or taxes)	34.52%	17.64%	8.61%
Lipper Variable Annuity Small-Cap Value Funds Universe Average (net of fees and expenses)	36.37%	20.07%	9.44%

Investment Adviser

The Portfolio is managed by Waddell & Reed Investment Management Company (WRIMCO).

Portfolio Manager

Kenneth G. Gau, Vice President of WRIMCO, has managed the Portfolio since August 2014.

Purchase and Sale of Portfolio Shares

Shares of the Portfolio are currently sold only to separate accounts of Participating Insurance Companies to fund benefits payable under the Policies.

The Portfolio’s shares are redeemable. Shares are purchased or redeemed at the Portfolio’s NAV per share next calculated after the order is received in proper form on any business day. The Portfolio does not have initial and subsequent investment minimums. Please refer to your Policy prospectus for more information on purchasing and redeeming Portfolio shares.

Tax Information

Because the Portfolio’s only shareholders are separate accounts of Participating Insurance Companies, distributions the Portfolio makes of its net investment income and net realized gains, if any — most or all of which it intends to distribute annually — and redemptions or exchanges of Portfolio shares generally will not be taxable to its shareholders (or to the holders of the underlying Policies). See the prospectus for your Policy for further tax information.

Payments to Broker-Dealers and other Financial Intermediaries

The Portfolio and its related companies may make payments to a Participating Insurance Company (or its affiliates) or other financial intermediary for distribution and/or other services. These payments may create a conflict of interest by influencing the Participating Insurance Company or other financial intermediary and your financial advisor to recommend the Portfolio over another investment or by influencing a Participating Insurance Company to include the Portfolio as an underlying investment option in the Policy. The prospectus (or other offering document) for your Policy may contain additional information about these payments.

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